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                                                                     Exhibit 4.2


                          REGISTRATION RIGHTS AGREEMENT


     THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is dated as of the 18th day of June, 1999, by and among WebSideStory, Inc., a California corporation (the "Company"), and the persons designated as Investors on the signature pages hereto and any permitted assignees thereof (each, an "Investor" and collectively, the "Investors").

     WHEREAS, the parties to this Agreement are simultaneously entering into a certain Stock Purchase Agreement, dated as of the date hereof (the "Purchase Agreement"), whereby the Investors have agreed to purchase (i) shares of Convertible Redeemable Participating Preferred Stock of the Company ("Convertible Stock"), which are convertible into shares of Common Stock of the Company, and (ii) shares of Redeemable Preferred Stock of the Company ("Redeemable Stock"); and

     WHEREAS, the execution of this Agreement is an inducement and a condition precedent to the purchase by the Investors of the shares of Convertible Stock and the shares of Redeemable Stock under the Purchase Agreement.

     NOW, THEREFORE, in consideration of the premises, as an inducement to the Investors to consummate the transactions contemplated by the Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investors hereby covenant and agree with each other as follows:

     1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

         "Board of Directors" means the Board of Directors of the Company.

         "Commission" shall mean the United States Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act and the Exchange Act.

         "Common Stock" shall mean the common stock of the Company and any other securities into which or for which such common stock may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

         "Company" shall refer to the Company and any successor or successors thereto.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "Majority Interest" means the Investors holding not less than a majority in interest in the outstanding Registrable Securities held by all Investors.



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         "Person" shall mean an individual, a corporation, a partnership, a joint venture, a trust, an unincorporated organization, a limited liability company or partnership, a government and any agency or political subdivision thereof.

         "Registrable Securities" shall mean (i) any shares of Common Stock received by the Investors, or subject to acquisition by any Investor upon conversion of the Convertible Stock (it being understood that for purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities whenever such Person has the right to then acquire or obtain from the Company any Registrable Securities, whether or not such acquisition has actually been effected) and (ii) any other securities issued and issuable with respect to any such shares described in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization; provided, however, that notwithstanding anything to the contrary contained herein, "Registrable Securities" shall not at any time include any securities (i) registered and sold pursuant to the Securities Act, (ii) sold to the public pursuant to Rule 144 or (iii) which could then be sold in their entirety pursuant to Rule 144(k) without limitation or restriction.

         "Registration Expenses" shall mean the expenses so described in Section 6 hereof.

         "Rule 144" shall mean Rule 144 promulgated under the Securities Act (or any comparable successor rules).

         "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     2. Demand Registrations.

         (a) At any time after the first anniversary of the date hereof, a Majority Interest of the Investors may notify the Company that they intend to offer or cause to be offered for public sale all or any portion of their Registrable Securities (representing offering proceeds aggregating not less than $20 million for an initial public offering or $10 million otherwise) in the manner specified in such request. Upon receipt of such request, the Company shall promptly deliver notice of such request to all Persons holding Registrable Securities who shall then have thirty (30) days to notify the Company in writing of their desire to be included in such registration. If the request for registration contemplates an underwritten public offering, the Company shall state such in the written notice and in such event the right of any Person to participate in such registration shall be conditioned upon their participation in such underwritten public offering and the inclusion of their Registrable Securities in the underwritten public offering to the extent provided herein. The Company will use its reasonable best efforts to expeditiously effect the registration of all Registrable Securities whose holders request participation in such registration under the Securities Act and to qualify such Registrable Securities for sale under any state blue sky law; provided, however, that the Company shall not be required to effect registration pursuant to a request under this Section 2 more than two (2) times for the holders of the Registrable Securities as a group. Notwithstanding anything to the contrary contained herein, if the Company receives a request for registration under this Section 2, then (i) the Company may advise the requesting Investors, within fifteen (15) days of its receipt of such request, that it

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intends to file a registration statement for the primary issuance of securities in an underwritten public offering, and (ii) assuming that the Company files such registration statement within seventy-five (75) days of its receipt of such request, the Company's registration obligations under this Section 2 shall not apply with respect to such request and no additional request may be made under this Section 2 within one hundred eighty (180) days after the effective date of such registration statement. In addition, the Company may postpone the filing or the effectiveness of any registration statement pursuant to this Section 2 for a reasonable time period, provided that such postponements shall not exceed one hundred twenty (120) days in the aggregate during any twelve (12) month period, if (i) the Company has been advised by legal counsel that such filing or effectiveness would require disclosure of a material financing, acquisition or other corporate transaction or development, and the Board of Directors of the Company determines in good faith that such disclosure is not in the best interests of the Company and its stockholders or (ii) the Board of Directors of the Company determines in good faith that there is a valid business purpose or reason for delaying filing or effectiveness. A registration will not count as a requested registration under this Section 2(a) until the registration statement relating to such registration has been declared effective by the Commission at the request of the initiating holders; provided, however, that, if a Majority Interest of the participating holders of Registrable Securities shall request, in writing, that the Company withdraw a registration statement which has been filed under this Section 2(a) but not yet been declared effective, a majority in interest of such holders may thereafter request the Company to reinstate such registration statement, if permitted under the Securities Act, or to file another registration statement, in accordance with the procedures set forth herein.

         (b) If a requested registration pursuant to Section 2(a) involves an underwritten public offering and the managing underwriter of such offering determines in good faith that the number of securities sought to be offered should be limited due to market conditions, then the number of securities to be included in such underwritten public offering shall be reduced to a number deemed satisfactory by such managing underwriter, provided that the shares to be excluded shall be determined in the following sequence: (i) first, securities held by any other Persons (other than the Investors holding Registrable Securities) not having either registration rights or contractual, incidental "piggy back" rights to include such securities in the registration statement,
(ii) second, shares sought to be registered by the Company, (iii) third, Registrable Securities of holders who did not make the original request for registration, and (iv) fourth, Registrable Securities of holders who requested such registration pursuant to Section 2(a), it being understood that no shares shall be registered for the account of the Company or any shareholder other than the Investors unless all Registrable Securities for which Investors have requested registration have been registered. If there is a reduction of the number of Registrable Securities pursuant to clauses (i), (iii) or (iv), such reduction shall be made on a pro rata basis (based upon the aggregate number of shares of Common Stock or Registrable Securities held by the holders in each tranche and subject to the priorities set forth in the preceding sentence).

         (c) With respect to a request for registration pursuant to Section 2(a) which is for an underwritten public offering, the managing underwriter shall be chosen by the Investors holding not less than a Majority Interest of the Registrable Securities to be sold in such offering, subject to the Company's consent, which consent shall not be unreasonably withheld. The Company may not cause any other registration of securities for sale for its own account (other than a registration effected solely to implement an employee benefit plan or a transaction to

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which Rule 145 of the Securities Act is applicable) to become effective within one hundred eighty (180) days following the effective date of any registration required pursuant to this Section 2 or such lesser period as may be consented to by the managing underwriter.

     3. "Market Stand-Off" Agreement. Notwithstanding the rights granted pursuant to Section 2(a), each Investor hereby agrees that, during the period of duration (not to exceed 180 days) specified by the Company and an underwriter of Common Stock or other securities of the Company, following the effective date of a registration statement of the Company filed under the Securities Act, it will not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of any securities of the Company held by it at any time during such period except shares of Common Stock included in such registration; provided, however, that:

         (a) such agreement will be applicable only to the first such registration statement of the Company which covers Common Stock (or other securities) to be sold on its behalf to the public in an underwritten offering; and

         (b) all officers and directors of the Company and all other persons with registration rights (whether or not pursuant to this Agreement) enter into similar agreements.

     In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Investor (and the shares or securities of every other person subject to the foregoing restriction) until the end of such 180-day period.

     4. Piggyback Registration. If the Company at any time proposes to register any of its Common Stock under the Securities Act for sale to the public (including pursuant to a demand under Section 2 hereof as provided therein and except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Registrable Securities for sale to the public), each such time it will give written notice at the applicable address of record to each holder of Registrable Securities of its intention to do so. Upon the written request of any of such holders of the Registrable Securities, given within thirty (30) days after receipt by such Person of such notice, the Company will, subject to the limits contained in this Section 4, use its reasonable best efforts to cause all such Registrable Securities of said requesting holders to be registered under the Securities Act and qualified for sale under any state blue sky law, all to the extent required to permit such sale or other disposition of said Registrable Securities; provided, however, that if the Company is advised in writing in good faith by any managing underwriter of the Company's securities being offered in a public offering pursuant to such registration statement that the amount to be sold by persons other than the Company (collectively, "Selling Stockholders") is greater than the amount which can be offered without adversely affecting the offering, the Company may reduce the amount offered for the accounts of Selling Stockholders (including such holders of shares of Registrable Securities) to a number deemed satisfactory by such managing underwriter; and provided further, that the shares to be excluded shall be determined in the following sequence (except with respect to a demand under Section 2 hereof): (i) first, securities held by any Persons not having any such contractual, incidental registration rights; (ii) second, securities held by any Persons having contractual, incidental registration

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rights pursuant to an agreement which is not this Agreement; (iii) third, securities held by the Founders (as defined in the Purchase Agreement); and (iv) fourth, all Registrable Securities in each case as determined on a pro rata basis in accordance with their holdings. Notwithstanding the foregoing, except with respect to the Company's first registration of Common Stock pursuant to the Securities Act, in no event shall the number of Registrable Securities included in a registration pursuant to this section be reduced to less than twenty percent (20%) of all shares to be registered.

     5. Registration Procedures. If and whenever the Company is required by the provisions of this Agreement to use its reasonable best efforts to effect the registration of any of its securities under the Securities Act, the Company will, as expeditiously as possible:

         (a) use its best efforts diligently to prepare and file with the Commission a registration statement on the appropriate form under the Securities Act with respect to such securities, which form shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith, and use its reasonable best efforts to cause such registration statement to become and remain effective until completion of the proposed offering (but not for more than one hundred eighty (180) days);

         (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until the completion of the offering (but not for more than one hundred eighty
(180) days) and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement whenever the seller or sellers of such securities shall desire to sell or otherwise dispose of the same, but only to the extent provided in this Agreement;

         (c) furnish to each selling holder of Registrable Securities and the underwriters, if any, such number of copies of such registration statement, any amendments thereto, any documents incorporated by reference therein, the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such selling holder may reasonably request in order to facilitate the public sale or other disposition of the securities owned by such selling holder;

         (d) use its best efforts to register or qualify the securities covered by such registration statement under and to the extent required by such other securities or state blue sky laws of such jurisdictions as each selling holder of Registrable Securities shall reasonably request, and do any and all other acts and things which may be necessary under such securities or blue sky laws to enable such selling holder to consummate the public sale or other disposition in such jurisdictions of the securities owned by such selling holder, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

         (e) within a reasonable time before each filing of the registration statement or prospectus or amendments or supplements thereto with the Commission, furnish to counsel selected by the holders of a Majority Interest copies of such documents proposed to be filed,

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which documents shall be subject to the reasonable approval of such counsel, which approval shall not be unreasonably withheld;

         (f) promptly notify each selling holder of Registrable Securities, such selling holders' counsel and any underwriter and (if requested by any such Person) confirm such notice in writing, of the happening of any event which makes any statement made in the registration statement or related prospectus untrue or which requires the making of any changes in such registration statement or prospectus so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading; and, as promptly as practicable thereafter, prepare and file with the Commission and furnish a supplement or amendment to such prospectus so that, as thereafter deliverable to the purchasers of such Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

         (g) use its reasonable best efforts to prevent the issuance of any order suspending the effectiveness of a registration statement, and if one is issued use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a registration statement at the earliest possible moment;

         (h) if requested by the managing underwriter or underwriters (if any), any selling holder of Registrable Securities, or such selling holder's counsel, promptly incorporate in a prospectus supplement or post-effective amendment such information as such Person requests to be included therein with respect to the selling holder or the securities being sold, including, without limitation, with respect to the securities being sold by such selling holder to such underwriter or underwriters, the purchase price being paid therefor by such underwriter or underwriters and with respect to any other terms of an underwritten offering of the securities to be sold in such offering, and promptly make all required filings of such prospectus supplement or post-effective amendment;

         (i) make available to each selling holder of Registrable Securities, any underwriter participating in any disposition pursuant to a registration statement, and any attorney, accountant or other agent or representative retained by any such selling holder or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information requested by any such Inspector in connection with such registration statement subject, in each case, to such confidentiality agreements as the Company shall reasonably request;

         (j) enter into any reasonable underwriting agreement required by the proposed underwriter(s) for the selling holders of Registrable Securities, if any, and use its reasonable best efforts to facilitate the public offering of the securities;

         (k) request that each prospective selling holder be furnished a signed counterpart, addressed to the prospective selling holder, of , if and to the extent permitted by

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applicable professional standards, a "comfort" letter signed by the independent public accountants who have certified the Company's financial statements included in the registration statement, covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and with respect to events subsequent to the date of the financial statements, as are customarily covered (at the time of such registration) in accountants' letters delivered to the underwriters in underwritten public offerings of securities;

         (l) use its reasonable best efforts to cause the securities covered by such registration statement to be listed on the securities exchange or quoted on the quotation system on which the Common Stock is then listed or quoted (or, if the Common Stock is not yet listed or quoted, then on such exchange or quotation system as the selling holders of Registrable Securities and the Company shall determine);

         (m) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission and make generally available to its security holders, in each case as soon as reasonably practicable, but not later than 90 days after the close of the period covered thereby, an earnings statement of the Company which will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any comparable successor provisions); and

         (n) otherwise cooperate with the underwriter(s), the Commission and other regulatory agencies and take all reasonable actions and execute and deliver or cause to be executed and delivered all documents reasonably necessary to effect the registration of any securities under this Agreement.

     6. Expenses. All reasonable expenses incurred by the Company and the Investors in effecting the registrations provided for in Sections 2, 3 and 4, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company and one counsel for the selling stockholders as a group (selected by a majority in interest of the holders of Registrable Securities who participate in the registration), underwriting expenses (other than fees, commissions or discounts), expenses of any audits incident to or required by any such registration and expenses of complying with the securities or blue sky laws of any jurisdictions pursuant to
Section 5(d) hereof (all of such expenses referred to as "Registration Expenses"), shall be paid by the Company.

     7. Indemnification.

         (a) To the maximum extent permitted by law, the Company shall indemnify and hold harmless the selling holder of Registrable Securities, each underwriter (as defined in the Securities Act), and each other Person, if any, who controls (within the meaning of the Securities Act) such selling holder or underwriter (individually and collectively, the "Indemnified Person") against any losses, claims, damages or liabilities (collectively, "liability"), joint or several, to which such Indemnified Person may become subject under the Securities Act or any other statute or at common law, insofar as such liability (or action in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any

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amendment or supplement thereto, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading. Except as otherwise provided in Section 7(e), the Company shall reimburse each such selling holder of Registrable Securities in connection with investigating or defending any such liability as reasonable expenses in connection with the same are incurred; provided, however, that the Company shall not be liable to any such selling holder of Registrable Securities in any such case to the extent that any such liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, preliminary or final prospectus, or amendment or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by such selling holder of Registrable Securities specifically for use therein; and provided further, that the Company shall not be required to indemnify any Indemnified Person against any liability arising from any untrue or misleading statement or omission contained in any preliminary prospectus if such deficiency is corrected in the final prospectus or for any liability which arises out of the failure of any Indemnified Person to deliver a prospectus as required by the Securities Act.

         (b) Each selling holder of any securities included in such registration being effected shall indemnify and hold harmless each other selling holder of any securities, the Company, its directors and officers, each underwriter and each other Person, if any, who controls (within the meaning of the Securities
Act) the Company or such underwriter (individually and collectively also the "Indemnified Person"), against any liability, joint or several, to which any such Indemnified Person may become subject under the Securities Act or any other statute or at common law, insofar as such liability (or actions in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which securities were registered under the Securities Act at the request of such selling holder, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) any omission or alleged omission by such selling holder to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in the case of (i) and (ii) to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary or final prospectus, amendment or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by such selling holder specifically for use therein. Such selling holder shall reimburse any Indemnified Person for any legal fees incurred in investigating or defending any such liability; provided, however, that such selling holder's obligations hereunder shall be limited to an amount equal to the proceeds to such selling holder of the securities sold in any such registration; and provided further, that no selling holder shall be required to indemnify any Person against any liability arising from any untrue or misleading statement or omission contained in any preliminary prospectus if such deficiency is corrected in the final prospectus or for any liability which arises out of the failure of any Person to deliver a prospectus as required by the Securities Act.

         (c) Indemnification similar to that specified in Sections 7(a) and (b) shall be given by the Company and each selling holder (with such modifications as may be appropriate) with respect to any required registration or other qualification of their securities under any federal or state law or regulation of governmental authority other than the Securities Act.


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         (d) Promptly after receipt by an Indemnified Person under this Section
7 of notice of the commencement of any action (including any governmental action), such Indemnified Person will, if a claim in respect thereof is to be made against any indemnifying party under this Section 7, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party will have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with qualified counsel; provided, however, that an Indemnified Person (together with all other Indemnified Persons which may be represented without conflict by one counsel) will have the right to retain one separate counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such Indemnified Person by the counsel retained by the indemnifying party is inappropriate due to actual or potential differing interests between such Indemnified Person and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, will relieve such indemnifying party of any liability to the Indemnified Person under this Section 7, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any Indemnified Person otherwise than under this Section 7.

         (e) If the indemnification provided for in this Section 7 for any reason is held by a court of competent jurisdiction to be unavailable to an Indemnified Person in respect of any losses, claims, damages, expenses or liabilities referred to therein, then each indemnifying party under this Section 7, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages, expenses or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, the selling holders and the underwriters from the offering of the Registrable Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, the other selling holders and the underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, expenses or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company, the selling holders and the underwriters shall be deemed to be in the same respective proportions that the net proceeds from the offering (before deducting expenses) received by the Company and the selling holders and the underwriting discount received by the underwriters, in each case as set forth in the table on the cover page of the applicable prospectus, bear to the aggregate public offering price of the Registrable Securities. The relative fault of the Company, the selling holders and the underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the selling holders or the underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         (f) The Company, the selling holders and the underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata or per capita allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. In no event, however, shall a selling holder be required to contribute any amount under this Section 7(f) in

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

excess of the lesser of (i) that proportion of the total of such losses, claims, damages or liabilities indemnified against equal to the proportion of the total Registrable Securities sold under such registration statement which are being sold by such selling holder or (ii) the proceeds received by such selling holder from its sale of Registrable Securities under such registration statement. No person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not found guilty of such fraudulent misrepresentation.

         (g) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

     8. Compliance with Rule 144.

         (a) In the event that the Company (i) registers a class of securities under Section 12 of the Exchange Act or (ii) shall commence to file reports under Section 13 or 15(d) of the Exchange Act, the Company will use its best efforts thereafter to file with the Commission such information as is required under the Exchange Act for so long as there are holders of Registrable Securities; and in such event, the Company shall use its best efforts to take all action as may be required as a condition to the availability of Rule 144. The Company shall furnish to any holder of Registrable Securities upon reasonable request a written statement executed by the Company as to the steps it has taken to comply with the current public information requirement of Rule
144. After the occurrence of the first underwritten public offering of Common Stock pursuant to an offering registered under the Securities Act on Form S-1 or Form SB-2 (or any comparable successor forms), subject to the limitations on transfers imposed by this Agreement, the Company shall use its reasonable best efforts to facilitate and expedite transfers of Registrable Securities pursuant to Rule 144, which efforts shall include timely notice to its transfer agent to expedite such transfers of Registrable Securities.

         (b) Except with respect to a demand registration pursuant to Section 2, prior to the Company's registration of any Registrable Securities hereunder on behalf of an Investor, such Investor shall (i) use its reasonable best efforts to sell the maximum number of Registrable Securities that such Investor is able to sell pursuant to Rule 144 and (ii) exercise the registration rights hereunder only in the case that such Investor determines in good faith that such rights are necessary to sell such Registrable Securities in a timely manner.

     9. Amendments. The provisions of this Agreement may be amended, and the Company may take any action herein prohibited or omit to perform any act herein required to be performed by it, only with the written consent of the Company and a Majority Interest of the Investors.

     10. Transferability of Registration Rights. The registration rights set forth in this Agreement are transferable to each valid and proper transferee of at least Two Million (2,000,000) shares of Registrable Securities. Each such transferee of Registrable Securities must consent in writing to be bound by the terms and conditions of this Agreement in order to acquire the rights granted pursuant to this Agreement.

     11. Rights Which May Be Granted to Subsequent Investors. Other than transferees of Registrable Securities under Section 10 hereof, the Company shall not, without the prior written consent of a Majority Interest of the Investors,
(a) allow purchasers of the Company's securities to become a party to this Agreement or (b) grant any other registration rights to any third parties other than subordinate piggyback registration rights.

     12. Damages. The Company recognizes and agrees that each holder of Registrable Securities will not have an adequate remedy if the Company fails to comply with the terms and provisions of this Agreement and that damages will not be readily ascertainable, and the Company expressly agrees that, in the event of such failure, it shall not oppose an application by any holder of Registrable Securities or any other Person entitled to the benefits of this Agreement requiring specific performance of any and all provisions hereof or enjoining the Company from continuing to commit any such breach of this Agreement.

     13. Miscellaneous.

         (a) All notices, requests, demands and other communications provided for hereunder shall be in writing and mailed (by first class registered or certified mail, postage prepaid), telegraphed, sent by express overnight courier service or electronic facsimile transmission (with a copy by mail), or delivered to the applicable party at the addresses indicated below:

       If to the Company:          WebSideStory, Inc.
                                   6450 Lusk Boulevard, Suite E-205
                                   San Diego, CA  92121
                                   Facsimile: (619) 546-0480
                                   Attn:  President and Chief Executive Officer

       If to the Investors:        TA Associates, Inc.
                                   70 Willow Road, Suite 100
                                   Menlo Park, California 94025
                                   Facsimile: (650) 326-4933
                                   Attn: Mr. Benjamin H. Ball

                                   Summit Partners
                                   499 Hamilton Avenue, Suite 200
                                   Palo Alto, CA  94301
                                   Facsimile: (650) 321-1188
                                   Attn: Mr. Walter G. Kortschak

       If to any other holder of Registrable Securities:

               At such Person's address for notice as set forth in the books and records of the Company.

or, as to each of the foregoing, at such other address as shall be designated by such Person in a written notice to other parties complying as to delivery with the terms of this subsection (a). All such notices, requests, demands and other communications shall, when mailed, telegraphed or sent, respectively, be effective (i) two days after being deposited in the mails or (ii) one day after being delivered to the telegraph company, deposited with the express overnight courier service or sent by electronic facsimile transmission, respectively, addressed as aforesaid.

         (b) This Agreement shall be governed by and construed in accordance with the laws of the State of California, without giving effect to conflict of laws principles thereof.

         (c) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         (d) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

     14. Dispute Resolution. Except as provided below, any dispute arising out of or relating to this Agreement or the breach, termination or validity hereof shall be finally settled by binding arbitration conducted expeditiously by one arbitrator in accordance with the J.A.M.S./Endispute Streamlined Arbitration Rules and Procedures (the "J.A.M.S. Rules"). The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Sections 1-16, and judgment upon the award rendered by the arbitrator may be entered by any court having jurisdiction thereof. The place of arbitration shall be San Diego, California.

     Such proceedings shall be administered by the arbitrator in accordance with the J.A.M.S. Rules as he/she deems appropriate, however, such proceedings shall be conducted in accordance with the following agreed upon procedures:

         (a) mandatory exchange of all relevant documents, to be accomplished within forty-five (45) days of the initiation of the procedure (documents not so exchanged will be excluded from the evidence considered at the hearing absent a showing of good cause);

         (b) no other discovery;

         (c) hearings before the arbitrator which shall consist of a summary presentation by each side of not more than three (3) hours; such hearings to take place on one or two days at a maximum; and

         (d) decision to be rendered not more than ten (10) days following such hearings.

     Notwithstanding anything to the contrary contained herein, the provisions of this Section 14 shall not apply with regard to any equitable remedies to which any party may be entitled hereunder.

     Each of the parties hereto (a) hereby irrevocably submits to the personal jurisdiction of any court of competent jurisdiction in the United States for the purpose of enforcing the award or decision in any such proceeding, (b) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution (except as protected by applicable law), that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court, and hereby waives and agrees not to seek any review by any court of any other jurisdiction which may be called upon to grant an enforcement of the judgment of any such court. Each of the parties hereto hereby consents to service of process by registered mail at the address to which notices are to be given. Each of the parties hereto agrees that its or his submission to jurisdiction and its or his consent to service of process by mail is made for the express benefit of the other parties hereto. Final judgment against any party hereto in any such action, suit or proceeding may be enforced in other jurisdictions by suit, action or proceeding on the judgment, or in any other manner provided by or pursuant to the laws of such other jurisdiction.




                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed as of the date first set forth above.

                              THE COMPANY:

                              WEBSIDESTORY, INC.



                              By:    /s/ Blaise Barrelet
                                    ____________________________________
                                    Name:  Blaise Barrelet
                                    Title: President and Chief Executive Officer

                                INVESTORS:

                                SUMMIT VENTURES V, L.P.
                                By: Summit Partners V, L.P., its General Partner
                                By: Summit Partners, LLC, its General Partner


                                /s/ Walter G. Kortschak
                                ----------------------------------
                                Walter G. Kortschak
                                Member

                                SUMMIT V COMPANION FUND, L.P.
                                By: Summit Partners V, L.P., its General Partner
                                By: Summit Partners, LLC, its General Partner


                                /s/ Walter G. Kortschak
                                ----------------------------------
                                Walter G. Kortschak
                                Member

                                SUMMIT V ADVISORS FUND, L.P.
                                By: Summit Partners, LLC, its General Partner


                                /s/ Walter G. Kortschak
                                ----------------------------------
                                Walter G. Kortschak
                                Member

                                SUMMIT V ADVISORS FUND (QP), L.P.
                                By: Summit Partners, LLC, its General Partner

                                /s/ Walter G. Kortschak
                                ----------------------------------
                                Walter G. Kortschak
                                Member

                                SUMMIT INVESTORS III, L.P.


                                /s/ Walter G. Kortschak
                                ----------------------------------
                                Walter G. Kortschak
                                General Partner


                                TA/ADVENT VIII L.P.
                                By:  TA Associates VIII LLC, its General Partner
                                By:  TA Associates, Inc., its Manager


                                /s/ Jeffrey T. Chambers
                                ----------------------------------
                                Jeffrey T. Chambers
                                Managing Director


                                ADVENT ATLANTIC AND PACIFIC III L.P.
                                By:  TA Associates AAP III Partners, its
                                     General Partner
                                By:  TA Associates, Inc., its General Partner


                                /s/ Jeffrey T. Chambers
                                ----------------------------------
                                Jeffrey T. Chambers
                                Managing Director


                                TA INVESTORS LLC
                                By:   TA Associates, Inc., its Manager


                                /s/ Jeffrey T. Chambers
                                ----------------------------------
                                Jeffrey T. Chambers
                                Managing Director

                                TA EXECUTIVES FUND LLC
                                By:   TA Associates, Inc., its Manager


                                /s/ Jeffrey T. Chambers
                                ----------------------------------
                                Jeffrey T. Chambers
                                Managing Director










                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                               WEBSIDESTORY, INC.

                   AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

      This Amendment (this "Amendment") to that Registration Rights Agreement dated June 18, 1999 (the "Original Agreement"), is entered into as of this December 12, 2000 by and among WebSideStory, Inc., a Delaware corporation (the "Company"), the Investors (as defined in the Original Agreement, herein collectively referred to as the "Existing Investors") and the investors (the "Purchase Investors") named in the Schedule of Investors attached to the Series B Convertible Preferred Stock Purchase Agreement of even date herewith (the "Purchase Agreement"). Capitalized terms not otherwise defined in this Amendment shall have the meanings ascribed to them by the Original Agreement or the Purchase Agreement.

                                    RECITALS

A. The Company now desires to sell and issue, upon the effectiveness of the Second Amended and Restated Certificate of Incorporation of the Company, up to an aggregate of 11,590,535 shares of Series B Convertible Redeemable Participating Preferred Stock (the "Preferred Shares") pursuant to Section 1 of the Purchase Agreement and to provide the Purchase Investors certain registration rights and other rights related to the Shares consistent with those previously granted to the Existing Investors under the Original Agreement; and

B. Each of the Existing Investors desires to consent to the addition of the Purchase Investors as parties to the Original Agreement.

                                    AGREEMENT

      NOW THEREFORE, in consideration of the mutual promises, covenants and conditions set forth below, the parties hereby agree and consent to the amendment of the Original Agreement, effective upon the sale of the Preferred Shares to the Purchase Investors and the effectiveness of the 8-for-l reverse stock split of the outstanding shares of Common Stock of the Company, as follows:

      1. Addition of Purchase Investors to Original Agreement. Effective upon the sale by the Company of the Preferred Shares to the Purchase Investors, the parties hereto agree (a) that each of the Purchase Investors is hereby added as parties to the Original Agreement and included under the definition of "Investors", and (b) that each of the Purchase Investors for so long as each of the Purchase Investors holds Registrable Stock is included as an "Investor" for all relevant purposes under the Original Agreement, as amended hereby, shall be bound by the terms of the Original Agreement, as amended hereby. Each of the Purchase Investors represents, warrants, agrees, consents and acknowledges that
(a) he/she/it has received a copy of the Original Agreement, (b) he/she/it has reviewed and understands the Original Agreement, and (c) by his/hers/its execution and delivery of a counterpart signature page of this Amendment, agrees to be bound by the terms, conditions and provisions of the Original Agreement as modified by this Amendment.

      2. Registrable Securities. The parties hereto agree to include the shares of Common Stock issued or issuable upon conversion of the Preferred Shares in the definition of "Registrable Securities" as such term is defined in Section 1 of the Original Agreement, and that the terms and conditions of the Original Agreement, as amended hereby, shall govern the registration rights with respect to the Preferred Shares without any amendment or distinctions being made between the Preferred Shares and the "Registrable Securities" as originally defined in the Original Agreement.

      3. Governing Law. The parties hereby agree to change the governing law of the Original Agreement set forth in Section 13(b) of the Original Agreement from the laws of the State of California to the laws of the State of Delaware (without giving effect to principles of conflicts of law).

      4. Effectiveness of Amendment. In accordance with Section 9 of the Original Agreement, this Amendment will not be effective unless the Company and a Majority in Interest of the Investors consent in writing to this Amendment.

      5. Continued Effect. Except as otherwise expressly provided herein and amended hereby, the Original Agreement will continue in full force and effect, in accordance with its terms.

      6. Miscellaneous. This Amendment will be governed in all respects by the laws of the State of Delaware as such laws are applied to agreements between Delaware residents entered into and to be performed entirely within Delaware. This Amendment constitutes the full and entire understanding and agreement among the parties with regard to the subjects hereof and supersedes all prior written and oral agreements, representations and commitments, if any, among the parties with respect to such subjects. This Amendment may be executed in any number of counterparts, each of which will be an original, but all of which together will constitute one instrument. Any provision of this Amendment may be waived or modified only in accordance with the provisions set forth in the Original Agreement.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the Registration Rights Agreement to be duly executed and delivered by their proper and duly authorized representatives as of the day and year first above written.

                                        "COMPANY":

                                        WEBSIDESTORY, INC.

                                        By: /s/ John J. Hentrich
                                           -------------------------------------
                                           John J. Hentrich
                                           President and Chief Executive Officer

                         [COUNTERPART SIGNATURE PAGE TO
                  AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the Registration Rights Agreement to be duly executed and delivered by their proper and duly authorized representatives as of the day and year first above written.

                               "EXISTING INVESTORS"

                               TA/ADVENT VIII L.P.
                               By: TA Associates VIII LLC, its General Partner
                               By: TA Associates, Inc., its Manager

                               By:  *
                                  ----------------------------------------------

                               ADVENT ATLANTIC AND PACIFIC III L.P.
                               By: TA Associates AAP III Partners,
                                   its General Partner
                               By: TA Associates, Inc., its General Partner

                               By:  *
                                  ----------------------------------------------

*By: /s/ Kurt R. Jaggers
     ---------------------     TA INVESTORS LLC
     Kurt R. Jaggers           BY: TA Associates Inc., its Manager
     Managing Director

                               By:  *
                                  ----------------------------------------------

                               TA EXECUTIVES FUND LLC
                               By: TA Associates, Inc., its Manager

                               By:  *
                                  ----------------------------------------------

                         [COUNTERPART SIGNATURE PAGE TO
                  AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

                               JOINDER AGREEMENT

         The undersigned, having purchased shares of Series B Preferred Stock of WebSideStory, Inc., a Delaware corporation (the "Company") hereby agree, that with respect to such Series B Preferred Stock, the undersigned will be bound by the terms and conditions of, and become a party to the Stock Purchase Agreement by and among the Company and certain investors dated as of December 13, 2000, the Registration Rights Agreement by and among the Company and certain investors dated as of June 18, 1999, and as amended as of December 13, 2000, and the Stockholders' Agreement by and among the Company, certain common stockholders and certain investors dated as of June 18, 1999, and as amended as of December 13, 2000 as an "Investor" or "Purchase Investor," respectively, as defined thereunder, the forms of which are attached hereto, as if the undersigned had been a party to such agreements with respect to such shares of Series B Preferred Stock as of the date thereof,

/s/ Keith Fisher
------------------------
Keith Fisher                                           Date: January 19, 2001


Address: 3191 A Street
         San Diego, CA 92102
Fax:     619.234.1797

No. of shares of Series B Stock : 3,152

/s/John T. Hentrich
-----------------------
John T. Hentrich                            Date:_____________________

Address:_____________________
        _____________________
Fax:_________________________

No. of shares of Series B Stock : 57,953

                               WEBSIDESTORY, INC.

                   AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

      This Amendment (this "Amendment") to that Registration Rights Agreement dated June 18, 1999, as amended to date (as so amended, the "Original Agreement"), is entered into as of this March 2, 2001 by and among WebSideStory, Inc., a Delaware corporation (the "Company"), the investors currently party to the Original Agreement (herein collectively referred to as the "Existing Investors") and the investors (the "Purchase Investors") named in the Schedule of Investors attached to the Series C Convertible Preferred Stock Purchase Agreement of even date herewith (the "Purchase Agreement"). Capitalized terms not otherwise defined in this Amendment shall have the meanings ascribed to them by the Original Agreement or the Purchase Agreement.

                                    RECITALS

A. The Company now desires to sell and issue, upon the effectiveness of the Third Restated Certificate of Incorporation of the Company, up to an aggregate of 2,054,794 shares of Series C Convertible Redeemable Participating Preferred Stock (the "Preferred Shares") pursuant to Section 1 of the Purchase Agreement and to provide the Purchase Investors certain registration rights and other rights related to the Shares consistent with those previously granted to the Existing Investors under the Original Agreement; and

B. Each of the Existing Investors desires to consent to the addition of the Purchase Investors as parties to the Original Agreement.

                                    AGREEMENT

      NOW THEREFORE, in consideration of the mutual promises, covenants and conditions set forth below, the parties hereby agree and consent to the amendment of the Original Agreement, effective upon the sale of the Preferred Shares to the Purchase Investors, as follows:

      1. Addition of Purchase Investors to Original Agreement. Effective upon the sale by the Company of the Preferred Shares to the Purchase Investors, the parties hereto agree (a) that each of the Purchase Investors is hereby added as parties to the Original Agreement and included under the definition of "Investors", and (b) that each of the Purchase Investors for so long as each of the Purchase Investors holds Registrable Stock is included as an "Investor" for all relevant purposes under the Original Agreement, as amended hereby, shall be bound by the terms of the Original Agreement, as amended hereby. Each of the Purchase Investors represents, warrants, agrees, consents and acknowledges that
(a) he/she/it has received a copy of the Original Agreement, (b) he/she/it has reviewed and understands the Original Agreement, and (c) by his/hers/its execution and delivery of a counterpart signature page of this Amendment, agrees to be bound by the terms, conditions and provisions of the Original Agreement as modified by this Amendment.

      2. Registrable Securities. The parties hereto agree to include the shares of Common Stock issued or issuable upon conversion of the Preferred Shares in the definition of "Registrable Securities" as such term is defined in Section 1 of the Original Agreement, and that the terms and conditions of the Original Agreement, as amended hereby, shall govern the registration rights with respect to the Preferred Shares without any amendment or distinctions being made between the Preferred Shares and the "Registrable Securities" as originally defined in the Original Agreement.

      3. Effectiveness of Amendment. In accordance with Section 9 of the Original Agreement, this Amendment will not be effective unless the Company and a Majority in Interest of the Existing Investors consent in writing to this Amendment.

      4. 4. Market Standoff. A new subsection 3(b) as provided below is hereby added to the Original Agreement and the existing subsection 3(b) to the original Agreement will be renumbered to 3(c). The new subsection 3(b) provides:

                  (b) such agreement will not be applicable to securities purchased in public market transactions; and

      5. Transferability. Notwithstanding anything to the contrary in the Original Agreement, Investors may transfer all rights under the Original Agreement, as may be amended from time to time, to any affiliate, partner, member, stockholder, or former partner, member or stockholder of an Investor.

      6. Attorneys' Fees. In the event that any dispute among the parties to this Agreement should result in litigation, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including, without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeal.

      7. Continued Effect. Except as otherwise expressly provided herein and amended hereby, the Original Agreement will continue in full force and effect, in accordance with its terms.

      8. Notice or Demand. Any notice or demand which is required or provided to be given under this Amendment shall be deemed to have been sufficiently given and received for all purposes when delivered by hand, telecopy, telex or other method of facsimile, or five (5) days after being sent by certified or registered mail, postage and charges prepaid, return receipt requested, or two
(2) days after being sent by overnight delivery providing receipt of delivery, to:

            a. If to the Company, at 10182 Telesis Court, 6th Floor, San Diego, California 92121 or at such other address designated by the Company to the Investors and the other parties hereto in writing; and

            b. If to the Purchase Investors, at the mailing addresses as shown on the Schedule of Investors attached to the Purchase Agreement or at such other address designated by a Purchase Investor to the Company in writing.

      9. Miscellaneous. This Amendment will be governed in all respects by the laws of the State of Delaware as such laws are applied to agreements between Delaware residents entered into and to be performed entirely within Delaware. This Amendment constitutes the full and entire understanding and agreement among the parties with regard to the subjects hereof and supersedes all prior written and oral agreements, representations and commitments, if any, among the parties with respect to such subjects. This Amendment may be executed in any number of counterparts, each of which will be an original, but all of which together will constitute one instrument. Any provision of this Amendment may be waived or modified only in accordance with the provisions set forth in the Original Agreement.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the Registration Rights Agreement to be duly executed and delivered by their proper and duly authorized representatives as of the day and year first above written.

                                  "COMPANY":

                                  WEBSIDESTORY, INC.

                                  By: /s/ John J. Hentrich
                                     -------------------------------------------
                                     John J. Hentrich
                                     President and Chief Executive Officer

                         [COUNTERPART SIGNATURE PAGE TO
                  AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

                                SUMMIT VENTURES V, L.P.
                                By: Summit Partners V, L.P., its General Partner
                                By: Summit Partners, LLC, its General Partner

                                By:  *
                                   ---------------------------------------------

                                SUMMIT V COMPANION FUND, L.P.
                                By: Summit Partners V, L.P., its General Partner
                                By: Summit Partners, LLC, its General Partner

                                By:  *
By: /s/ Walter G. Kortschak        ---------------------------------------------
   ------------------------
Name: WALTER G. KORTSCHAK
      Managing Partner

                                SUMMIT V ADVISORS FUND, L.P.
                                By: Summit Partners, LLC, its General Partner

                                By:  *
                                   ---------------------------------------------

                                SUMMIT V ADVISORS FUND (QP), L.P.
                                By: Summit Partners, LLC, its General Partner

                                By:  *
                                   ---------------------------------------------

                                SUMMIT INVESTORS III, L.P.

                                By: ____________________________________________
                                Name: __________________________________________
                                Title: _________________________________________

                                COMMON STOCK HOLDERS:
                                By: ____________________________________________
                                Name: __________________________________________

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the Registration Rights Agreement to be duly executed and delivered by their proper and duly authorized representatives as of the day and year first above written.

                                "EXISTING INVESTORS"

                                TA/ADVENT VIII L.P.
                                By: TA Associates VIII LLC, its General Partner
                                By: TA Associates, Inc., its Manager

                                BY:   *
                                   ---------------------------------------------
                                ADVENT ATLANTIC AND PACIFIC III L.P.
                                By: TA Associates AAP III Partners,
                                    its General Partner
                                By: TA Associates, Inc., its General Partner

                                By:   *
                                   ---------------------------------------------

*By: /s/ Kurt R. Jaggers
    -----------------------
    Kurt R. Jaggers             TA INVESTORS LLC
    Managing Director           By: TA Associates Inc., its Manager

                                By:   *
                                   ---------------------------------------------

                                TA EXECUTIVES FUND LLC
                                By: TA Associates, Inc., its Manager

                                By:   *
                                   ---------------------------------------------

                         [COUNTERPART SIGNATURE PAGE TO
                   AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the Registration Rights Agreement to be duly executed and delivered by their proper and duly authorized representatives as of the day and year first above written.

WESTCLIFF PARTNERS, L.P.                   WESTCLIFF MASTER FUND, LTD.

By: /s/ Richard Spencer                   By: /s/ Richard Spencer
   -------------------------------------     ----------------------------------
   Richard Spencer, Manager of Westcliff     Richard Spencer, Manager of
   Capital Management, LLC                   Westcliff Capital Management, LLC

Its: General Partner                      Its: Investment Advisor of Westcliff
                                               Master Fund LTD

WESTCLIFF AGGRESSIVE GROWTH               WESTCLIFF LONG/SHORT, L.P.

By: /s/ Richard Spencer                   By: /s/ Richard Spencer
   -------------------------------------     ----------------------------------
  Richard Spencer, Manager of Westcliff      Richard Spencer, Manager of
  Capital Management, LLC                    Westcliff Capital Management, LLC

Its: General Partner                      Its: General Partner

PALM TRUST                                WESTCLIFF SMALL CAP

By: /s/ Richard Spencer                   By: /s/ Richard Spencer
   -------------------------------------     ----------------------------------
  Richard Spencer, Manager of Westcliff      Richard Spencer, Manager of
  Capital Management, LLC                    Westcliff Capital Management, LLC

Its: Investment Advisor of Palm Trust     Its: General Partner

WESTCLIFF PROFIT SHARING PLAN

By: /s/ Richard Spencer
   -------------------------------------
  Richard Spencer, Manager of Westcliff
  Capital Management, LLC

Its: General Partner

                         [COUNTERPART SIGNATURE PAGE TO
                   AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the Registration Rights Agreement to be duly executed and delivered by their proper and duly authorized representatives as of the day and year first above written.

                                          PENINSULA FUND L.P.

                                          By: /s/ Scott A Redford
                                             -----------------------------------
                                          Name: Scott A Redford
                                          Title: President

                                          COMMON SENSE PARTNERS, L.P.

                                          PENINSULA FOND L.P.
                                          By: __________________________________
                                          Name: ________________________________
                                          Title: _______________________________

                                          By: /s/ Scott A Redford
                                             -----------------------------------
                                          Name: Scott A Redford
                                          Title: President

                         [COUNTERPART SIGNATURE PAGE TO
                   AMENDMENT TO REGISTRATION RIGHT AGREEMENT]